Exhibit 99.1

Beneficial Mutual Bancorp, Inc. (MHC)
NASDAQ: BNCL
February 11th, 2008

Safe Harbor Statement

This presentation may contain projections and other "forward-looking statements" within the meaning of the federal securities laws. These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual Bancorp, Inc. (the "Company") regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.

Management's ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company's ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company's filings with the Securities and Exchange Commission, including the Quarterly Report on Form 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements.

This presentation includes interim and unaudited financials, which are subject to further review by the Company's independent accountants.

Beneficial mutual bancorp, inc.
2

Company Profile
Beneficial Mutual Bancorp, Inc.
. Holding Company for Beneficial Bank
Founded in 1853
Oldest and largest bank headquartered in Philadelphia
72 branches
40 in Pennsylvania 9
32 in New Jersey
. IPO Date: July 2007
. Ticker: BNCL
. Website: www.thebeneficial.com
. Acquired FMS Financial Corp. in July 2007
. 5th largest publicly traded MHC in U.S.
Market Cap.: $792 million
Average Daily Volume: 136,374 shares
Assets:$3.6 billion
Deposits: $2.5 billion
Loans: $2.1 billion

Branch Map
Existing Beneficial branches
Newly acquired Beneficial branches

Attractive Demographics
.Strong foothold in some of the region’s most attractive
markets
.Opportunity for market share gains in high growth andaffluent markets
Projected
Projected Household
Population Median Income
Market Beneficial Market Total Change Household Change
(DollarValuesinThousands)
Rank Deposits Share Population 2007-2012 Income 2007-2012
NewJersey
Burlington 4 $920,270 10.94% 457,939 4.92% $74,551 16.0%
Camden 19 $38,933 0.42% 522,763 1.97% $60,103 15.8%
Pennsylvania
Philadelphia 7 $1,267,923 2.85% 1,475,892 (1.93%) $39,541 17.5%
Delaware 8 $302,778 3.33% 562,286 1.20% $65,392 19.8%
Montgomery 16 $267,849 1.32% 789,528 3.58% $79,785 21.3%
Bucks 23 $102,285 0.84% 638,174 4.64% $78,883 21.2%
Chester 32 $32,973 0.37% 491,334 9.02% $85,956 22.1%
New Jersey 3.72% $69,831 16.4%
Pennsylvania 2.11% $51,375 18.0%
National 6.26% $53,154 17.6%
Note: Deposits as of June 30, 2007
Source: SNL Financial

Management Team
Name Position Financial Services Experience
. Gerard Cuddy Chief Executive Officer 26 Years
. Joseph Conners Chief Financial Officer 30 Years
. Drew Miller EVP -Lending 35 Years
. Robert Bush EVP – Insurance & Advisory 27 Years

Recent Hires
Name Position
. Denise Kassekert SVP Retail
. Jim Quinlan Wealth Management
. Sharon Hammel VP Retail
. Joanne Ryder VP Marketing
. Rob Lynch VP Financial Analysis
. Tim Merrell Cash Management
. Dan McMahon Commercial Lender
. Dave Segal Commercial Lender
. New FMS Team Members
Most Recently With:
Sun National Bank
Smart & Associates
Commerce Bank
Commerce Bank
Citizens Bank
Commerce Bank
Republic First Bank
Third Federal Bank

Total Assets
Total Assets ($mm)
$4,000
BNCL
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,333 $2,392
$2,300
$3,558
$2,255
2003 2004 2005 2006 2007

Credit CultureCredit Culture Credit CultureCredit Culture
. Disciplined underwriting through all credit cycles
. No subprime lending
. Portfolio lender
. Diverse portfolio
Commercial
Consumer
Residential
. In-market lender and local decision maker
. Proactive portfolio management

Loans
Loans ($mm)
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,575
$1,733 $1,689
$2,121
$1,498
BNCL
2003 2004 2005 2006 2007

Loan Mix
Consumer 19.6%
C&I 6.5%
Home Equity 18.4%
1 -4 family 22.7%
CRE 32.8%
December 31, 2007
December 31, 2006
Consumer 30.2%
C&I 5.9%
Home Equity 22.9%
1 -4 family 16.6%
CRE 24.4%

Credit Quality
0.14% 0.10% 0.07% 0.08%
0.18% 0.00% 0.05% 0.10%
0.15% 0.20% 0.25% 0.30%
0.35% 0.40% 0.45% 0.50%
2003 2004 2005 2006 2007
Net Charge-Offs / Average Loans
Loan Loss Reserves / Gross Loans
1.09% 0.99% 1.03% 1.10%1.13%
0.00% 0.20% 0.40% 0.60% 0.80%
1.00% 1.20% 1.40% 1.60% 1.80%
2.00%
2003 2004 2005 2006 2007

Deposits
Total Deposits ($mm)
$3,000
BNCL
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,598 $1,655 $1,678
$2,465
$1,546
2003 2004 2005 2006 2007

Deposit Mix
Interest
Checking
9.7%
Time
53.2%
Savings and
Money
Market
31.7%
Non-
Interest
Bearing DDA
5.4%
December 31, 2006
Interest
Checking
15.8%
Time
42.3%
Savings and
Money
Market
32.1%
Non-
Interest
Bearing DDA
9.8%
December 31, 2007

Substantial Capital
$270 $278 $280 $619
$270 $269 $272 $480
$258 $258 $200 $250
$300 $350 $400 $450
$500 $550 $600 $650
2003 2004 2005 2006 2007
Total Equity Tangible Equity
Capital ($mm)

Insurance & Wealth Management
. Beneficial Insurance Services, LLC
. Paul Hertel & Co., acquired in January 2005
. CLA Agency, Inc. acquired in October 2007
Diverse lines of business
Commercial Property & Casualty
Employee Benefits
High-end Personal Lines
Depth of management talent
Seeking revenue growth through additional producers and acquisitions
Cross-sell experience
. Beneficial Advisors, LLC
New management with successful track record
Seeking revenue growth through additional producers and acquisitions
Cross-sell opportunities

Historical Income Statement
(Dollar Values in Thousands)
Net Interest Income $67,135 $66,133 $65,725 $64,427 $84,120
Provision (2,775) (2,400) (1,703) (1,575) (2,470)
Non-Interest Income 7,073 3,168 10,862 10,531 13,372
Year Ended
2003 2004 2005 2006 2007
Non-Interest Expense+ (49,651) (50,573) (56,956) (59,436) (101,032)
Pre-Tax Earnings 21,782 16,328 17,928 13,947 (6,010)
Tax Expense (6,322) (4,704) (4,728) (2,322) 4,465
Reported Net Income $15,460 $11,624 $13,200 $11,625 ($1,545)
Adjustment for Charitable Foundation Expense (After Tax) 6,495
Adjustment for Reduction In Force (After Tax) 2,539
Adjusted Net Income $15,460 $11,624 $13,200 $11,625 $7,489
Adjusted ROAA 0.69% 0.51% 0.56% 0.49% 0.26%
(+) Non-interest expense includes one-time costs associated with recent company transition

Historical Performance Ratios
0.49% 0.49% 0.45% 0.46%
0.14% 0.44% 0.50% 0.47%
0.00% 0.10% 0.20% 0.30%
0.40% 0.50% 0.60% 0.70%
2004 2005 2006 2007
BNCL Peers
Non-Interest Income / Average Assets
2.40% 2.51% 1.73% 1.67% 1.63%
3.48% 2.22% 1.70% 1.00% 1.50%
2.00% 2.50% 3.00% 3.50% 4.00%
2004 2005 2006 2007
BNCL Peers
Non-Interest Expense / Average Assets
(*) Peer group includes ISBC, TRST, DCOM, FFIC, WSFS, PBNY, KRNY, PVSA, OCFC
3.17% 2.87% 2.90% 3.03% 3.09% 3.21% 2.78% 2.44%
2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60%
2004 2005 2006 2007
BNCL Peers
Net Interest Margin
(+) NIE / AA includes one-time costs associated with recent company transition

Valuation Analysis
Price /
Fully-
Total Conv. Core Div.
Assets TBV TBV Assets Deposits Deposits Revenue Yield
Company St. Ticker ($mm) (%) (%) (%) (%) (%) (x) (%)
TFS Financial Corporation (MHC) OH TFSL 10,278 195 88 37.4 47.2 47.2 15.7 0.00
Capitol Federal Financial (MHC) KS CFFN 7,946 288 100 31.3 62.4 74.1 19.1 5.93
Northwest Bancorp, Inc. (MHC) PA NWSB 6,664 314 111 20.2 24.3 27.6 5.9 3.24
Investors Bancorp, Inc. (MHC) NJ ISBC 5,873 201 97 28.0 43.4 52.0 17.3 0.00
Kearny Financial Corp. (MHC) NJ KRNY 2,031 202 87 38.9 60.1 70.1 16.5 1.81
Wauwatosa Holdings, Inc. (MHC) WI WAUW 1,680 190 83 22.9 37.6 46.9 9.1 0.00
ViewPoint Financial Group (MHC) TX VPFG 1,628 190 96 24.5 31.1 35.4 5.9 1.55
Rockville Financial, Inc. (MHC) CT RCKB 1,336 138 81 16.0 22.5 27.4 5.0 1.43
Oritani Financial Corp. (MHC) NJ ORIT 1,299 163 81 35.1 66.3 75.0 11.6 0.00
United Financial Bancorp, Inc. MA UBNK 1,079 89 63 18.7 28.1 33.1 5.8 2.10
HIGH 10,278 314 111 38.9 66.3 75.0 19.1 5.93
LOW 1,079 89 63 16.0 22.5 27.4 5.0 0.00
MEAN 3,981 197 89 27.3 42.3 48.9 11.2 1.61
MEDIAN 1,855 192 87 26.3 40.5 47.1 10.3 1.49
Beneficial Mutual Bancorp, Inc. (MHC) BNCL 3,558 165 89 22.2 32.1 35.5 8.1 0.00

Source: SNL Financial; stock price data as of February 7, 2008

Stock Price Performance
70% 75% 80% 85% 90% 95% 100% 105%
07/13/07 08/12/07 09/11/07 10/11/07 11/10/07 12/10/07 01/09/08
BNCL ACBQ Index (1)
Since BNCL IPO
02/07/08
(1) Represents the American Community Bankers Index
Source: SNL Financial

The New Beneficial
. New capital to fund continued growth
. New incentive programs to drive growth andprofitability
. Newly expanded customer base to market andcross-sell Beneficial’s suite of products
. New retail sales leaders to accelerate culture change
. New branding campaign and strategic initiatives toyield continued growth and enhanced performance